                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:   ALLIED PRODUCTS CORPORATION                   CASE NO.  00 B 28798
             ---------------------------                            -----------


               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               ---------------------------------------------------

                        For Month Ending March 31, 2002
                                         --------

BEGINNING BALANCE IN ALL ACCOUNTS                                          $ 7,665,544
                                                                     --------------------

RECEIPTS:
             1. Receipts from operations                                   $    80,830
                                                                     --------------------
             2. Other Receipts                                             $    34,182
                                                                     --------------------
             3. Miscellaneous Receipts                                     $         -
                                                                     --------------------
             4. Sale Of Assets                                             $         -
                                                                     --------------------
             5. Receipt Of Escrow                                          $   375,136
                                                                     --------------------
             6. General Motors Funding                                     $         -
                                                                     --------------------

DISBURSEMENTS:
             3. Net payroll:
               a. Officers                                                 $    17,716
                                                                     --------------------
               b. Others                                                   $     2,135
                                                                     --------------------

             4. Taxes
               a. Federal Income Taxes                                     $     6,864
                                                                     --------------------
               b. FICA withholdings                                        $     2,302
                                                                     --------------------
               c. Employee's withholdings (2)                              $       236
                                                                     --------------------
               d. Employer's FICA                                          $     2,302
                                                                     --------------------
               e. Federal Unemployment Taxes                               $        12
                                                                     --------------------
               f. State Unemployment Taxes                                 $       114
                                                                     --------------------
               g. State Employee withholdings                              $       843
                                                                     --------------------
               h. All other taxes                                          $         -
                                                                     --------------------

             5. Necessary expenses:
               a. Rent or mortgage payments (s)                            $     1,000
                                                                     --------------------
               b. Utilities                                                $         -
                                                                     --------------------
               c. Insurance                                                $     2,099
                                                                     --------------------
               d. Merchandise bought for
                    manufacture or sale                                    $         -
                                                                     --------------------
               e. Other necessary expenses
                    Foothill Secured Loan                                  $         -
                                                                     --------------------
                    Asset Sale Related Expenses                            $         -
                                                                     --------------------
                    Union Closure Agreement                                $         -
                                                                     --------------------
                    Professional/Trustee Fees                              $    93,569
                                                                     --------------------
                    All Other Disbursements                                $    30,909
                                                                     --------------------

TOTAL DISBURSEMENTS                                                        $   160,101
                                                                     --------------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                         $   330,047
                                                                                                           --------------------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                  $ 7,997,693
                                                                                                           --------------------
             OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                  $         -
                                                                                                           --------------------
             PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                  $    (2,102)
                                                                                                           --------------------
             ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
             PAYROLL ACCOUNT: 5800026501                                                                    $         -
                                                                                                           --------------------
ENDING BALANCE IN ALL ACCOUNTS                                           $   7,995,591
                                                                     --------------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:  00 B 28798
              ---------------------------                           ----------

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2002
                                         --------


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF MARCH 1, 2002 THROUGH MARCH 31, 2002 (1)


    DATE RECEIVED                                    DESCRIPTION                                         AMOUNT
    -------------                                    -----------                                         ------
 None                                   General Motors                                                     $       -
 None                                   Chrysler Progress Payments                                                 -
 None                                   Chrysler Holdbacks                                                         -
 None                                   Chrysler Repairs                                                           -
 None                                   Misc. Holdbacks & Acceptances                                              -
 None                                   Verson Std. Products                                                       -
 None                                   Corporate                                                                  -
 None                                   Receipt of Escrow                                                    375,136
 None                                   Note Receivable                                                       80,830
                                        Additional Receipts                                                        -
 Various                                           Employee Related/COBRA Receipts-Foothill                        -
 Various                                           Operational Receipts                                            -
 Various                                           Sales Of Assets                                                 -
 Various                                           Other Receipts                                             34,182
 Various                                           GM Funding                                                      -
                                                                                                     ----------------
                          TOTAL  RECEIPTS                                                                  $ 490,148
                                                                                                     ----------------

(1) Please see attached pages for the detail of receipts by Company bank account


                        OPERATING REPORT Page 2 (1 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION             CASE NO.:     00 B 28798
               ---------------------------                           ----------

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272592
               ----------------------------------------------------------------


    DATE RECEIVED                                    DESCRIPTION                                         AMOUNT
    -------------                                    -----------                                         ------
 None                                   General Motors                                                     $       -
 None                                   Chrysler Progress Payments                                                 -
 None                                   Chrysler Holdbacks                                                         -
 None                                   Chrysler Repairs                                                           -
 None                                   Misc. Holdbacks & Acceptances                                              -
 None                                   Verson Std. Products                                                       -
 None                                   Corporate                                                                  -
 None                                   Receipt of Escrow                                                    375,136
 None                                   Note Receivable                                                       80,830
 Various                                Additional Receipts                                                        -
 Various                                           Employee Related/COBRA Receipts-Foothill                        -
 Various                                           Operational Receipts                                            -
 Various                                           Sales Of Assets                                                 -
 Various                                           Other Receipts                                             34,182
 Various                                           GM Funding                                                      -
                                                                                                     ----------------
                          TOTAL  RECEIPTS                                                                  $ 490,148
                                                                                                     ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (2 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION             CASE NO.:     00 B 28798
               ---------------------------                           ----------

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272618
               ----------------------------------------------------------------


    DATE RECEIVED                                    DESCRIPTION                                             AMOUNT
    -------------                                    -----------                                             ------
      None                                   General Motors                                                           $ -
      None                                   Chrysler Progress Payments                                                 -
      None                                   Chrysler Holdbacks                                                         -
      None                                   Chrysler Repairs                                                           -
      None                                   Misc. Holdbacks & Acceptances                                              -
      None                                   Verson Std. Products                                                       -
      None                                   Corporate                                                                  -
      None                                   Receipt of Escrow                                                          -
      None                                   Note Receivable                                                            -
                                             Additional Receipts
      None                                              Employee Related/COBRA Receipts-Foothill                        -
      None                                              Operational Receipts                                            -
      None                                              Sales Of Assets                                                 -
      None                                              Other Receipts                                                  -
      None                                              GM Funding                                                      -
                                                                                                          ----------------
                               TOTAL  RECEIPTS                                                                        $ -
                                                                                                          ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (3 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION             CASE NO.:     00 B 28798
               ---------------------------                           ----------

                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272600
               ----------------------------------------------------------------


    DATE RECEIVED                                    DESCRIPTION                                             AMOUNT
    -------------                                    -----------                                             ------
      None                                   General Motors                                                           $ -
      None                                   Chrysler Progress Payments                                                 -
      None                                   Chrysler Holdbacks                                                         -
      None                                   Chrysler Repairs                                                           -
      None                                   Misc. Holdbacks & Acceptances                                              -
      None                                   Verson Std. Products                                                       -
      None                                   Corporate                                                                  -
      None                                   Receipt of Escrow                                                          -
      None                                   Note Receivable                                                            -
                                             Additional Receipts
      None                                              Employee Related/COBRA Receipts-Foothill                        -
      None                                              Operational Receipts                                            -
      None                                              Sales Of Assets                                                 -
      None                                              Other Receipts                                                  -
      None                                              GM Funding                                                      -
                                                                                                          ----------------
                               TOTAL  RECEIPTS                                                                        $ -
                                                                                                          ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (4 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION             CASE NO.:     00 B 28798
               ---------------------------                           ----------

                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800026501
               ----------------------------------------------------------------


    DATE RECEIVED                                    DESCRIPTION                                             AMOUNT
    -------------                                    -----------                                             ------
      None                                   General Motors                                                           $ -
      None                                   Chrysler Progress Payments                                                 -
      None                                   Chrysler Holdbacks                                                         -
      None                                   Chrysler Repairs                                                           -
      None                                   Misc. Holdbacks & Acceptances                                              -
      None                                   Verson Std. Products                                                       -
      None                                   Corporate                                                                  -
      None                                   Receipt of Escrow                                                          -
      None                                   Note Receivable                                                            -
                                             Additional Receipts                                                                 -
      None                                              Operational Receipts                                            -
      None                                              Operational Receipts-Foothill Account                           -
      None                                              Sales Of Assets                                                 -
      None                                              Other Receipts                                                  -
      None                                              GM Funding                                                      -
                                                                                                          ----------------
                               TOTAL  RECEIPTS                                                                        $ -
                                                                                                          ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (5 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION            CASE NO.:     00 B 28798
               ---------------------------                          -----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING March 31, 2002
                                         --------


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF MARCH 1, 2002 THROUGH MARCH 31, 2002


 DATE DISBURSED            CHECK/WIRE NO.                                 DESCRIPTION                             AMOUNT
---------------            --------------                                 ------------                            ------
    Various                       Various              Salaries, Benefits & Insurance                              $ 34,623
      None                         None                Stay Bonus                                                         -
      None                         None                Utilities                                                          -
    Various                       Various              Rents & Leases                                                 1,000
      None                         None                Remaining Man. Costs                                               -
      None                         None                Pre-Petition Vendor Payments                                       -
      None                         None                Real Estate Taxes                                                  -
      None                         None                Asset Sale Related Expenses                                        -
      None                         None                Foothill Capital-Secured Loan                                      -
      None                         None                Union Closure Agreement                                            -
      None                         None                Parts Purchases                                                    -
    Various                       Various              Professional/Trustee Fees                                     93,569
      None                         None                Foothill Principal Payments                                        -
      None                         None                Letter of Credit Fees                                              -
      None                         None                Federal and State Income Taxes                                     -
      None                         None                Foothill Interest & Fees                                           -
    Various                       Various              All Other                                                     30,909

                                                                                                         -------------------
                                                 TOTAL DISBURSEMENTS                                              $ 160,101
                                                                                                         -------------------

(1) Please see attached pages for the detail of disbursements by Company bank account


                        OPERATING REPORT Page 3 (1 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:      ALLIED PRODUCTS CORPORATION            CASE NO.:     00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ---------------------------------------------------------------

Account No.:    5800272592
                ---------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                                 DESCRIPTION                          AMOUNT
 --------------            --------------                                 -----------                          ------
    Various                       Various              Salaries, Benefits & Insurance                       $   34,623
      None                         None                Stay Bonus                                                    -
      None                         None                Utilities                                                     -
    Various                       Various              Rents & Leases                                            1,000
      None                         None                Remaining Man. Costs                                          -
      None                         None                Pre-Petition Vendor Payments                                  -
      None                         None                Real Estate Taxes                                             -
      None                         None                Asset Sale Related Expenses                                   -
      None                         None                Foothill Capital-Secured Loan                                 -
      None                         None                Union Closure Agreement                                       -
      None                         None                Parts Purchases                                               -
    Various                       Various              Professional/Trustee Fees                                93,569
      None                         None                Foothill Principal Payments                                   -
      None                         None                Letter of Credit Fees                                         -
      None                         None                Federal and State Income Taxes                                -
      None                         None                Foothill Interest & Fees                                      -
    Various                       Various              All Other                                                17,309

                                                                                                         -------------------
                                                 TOTAL DISBURSEMENTS                                        $  146,501
                                                                                                         -------------------

     You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (2 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:      ALLIED PRODUCTS CORPORATION            CASE NO.:     00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ---------------------------------------------------------------

Account No.:    5800272618
                ---------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                                 DESCRIPTION                          AMOUNT
 --------------            --------------                                 -----------                          ------
       None                         None                Salaries, Benefits & Insurance                          $     -
       None                         None                Stay Bonus                                                    -
       None                         None                Utilities                                                     -
       None                         None                Rents & Leases                                                -
       None                         None                Remaining Man. Costs                                          -
       None                         None                Pre-Petition Vendor Payments                                  -
       None                         None                Real Estate Taxes                                             -
       None                         None                Asset Sale Related Expenses                                   -
       None                         None                Foothill Capital-Secured Loan                                 -
       None                         None                Union Closure Agreement                                       -
       None                         None                Parts Purchases                                               -
       None                         None                Professional/Trustee Fees                                     -
       None                         None                Foothill Principal Payments                                   -
       None                         None                Boeing Letter of Credit                                       -
       None                         None                Foothill Interest & Fees                                      -
     Various                       Various              All Other                                                 4,541

                                                                                                          -------------------
                                                  TOTAL DISBURSEMENTS                                           $ 4,541
                                                                                                          -------------------

     You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (3 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:      ALLIED PRODUCTS CORPORATION            CASE NO.:     00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ---------------------------------------------------------------

Account No.:    5800272600
                ---------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                                 DESCRIPTION                          AMOUNT
 --------------            -------------                                  -----------                          -------
      None                         None                Salaries, Benefits & Insurance                            $    -
      None                         None                Stay Bonus                                                     -
      None                         None                Utilities                                                      -
      None                         None                Rents & Leases                                                 -
      None                         None                Remaining Man. Costs                                           -
      None                         None                Pre-Petition Vendor Payments                                   -
      None                         None                Real Estate Taxes                                              -
      None                         None                Asset Sale Related Expenses                                    -
      None                         None                Foothill Capital-Secured Loan                                  -
      None                         None                Union Closure Agreement                                        -
      None                         None                Parts Purchases                                                -
      None                         None                Professional/Trustee Fees                                      -
      None                         None                Foothill Principal Payments                                    -
      None                         None                Boeing Letter of Credit                                        -
      None                         None                Foothill Interest & Fees                                       -
      None                         None                All Other                                                      -

                                                                                                         -------------------
                                                 TOTAL DISBURSEMENTS                                             $    -
                                                                                                          -------------------


     You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (4 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:      ALLIED PRODUCTS CORPORATION            CASE NO.:     00 B 28798
                ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING March 31, 2002
                                         --------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ---------------------------------------------------------------

Account No.:    5800026501
                ---------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                                 DESCRIPTION                           AMOUNT
 --------------            --------------                                 -----------                           ------

         None                         None                Salaries, Benefits & Insurance                            $   -
         None                         None                Stay Bonus                                                    -
         None                         None                Utilities                                                     -
         None                         None                Rents & Leases                                                -
         None                         None                Remaining Man. Costs                                          -
         None                         None                Pre-Petition Vendor Payments                                  -
         None                         None                Real Estate Taxes                                             -
         None                         None                Asset Sale Related Expenses                                   -
         None                         None                Foothill Capital-Secured Loan                                 -
         None                         None                Union Closure Agreement                                       -
         None                         None                Parts Purchases                                               -
         None                         None                Professional/Trustee Fees                                     -
         None                         None                Foothill Principal Payments                                   -
         None                         None                Boeing Letter of Credit                                       -
         None                         None                Foothill Interest & Fees                                      -
       Various                       Various              All Other                                                 9,059

                                                                                                            -------------------
                                                    TOTAL DISBURSEMENTS                                           $ 9,059
                                                                                                            -------------------

     You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (5 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:    ALLIED PRODUCTS CORPORATION                  CASE NO.: 00 B 28798
              ---------------------------                            ----------


                        FOR MONTH ENDING March 31, 2002
                                         --------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

                                     Beginning Inventory                        $      -
                                                                               --------------------

                                     Add: purchases                             $      -
                                                                               --------------------

                                     Less: goods sold                           $      -
                                                                               --------------------
                                         (cost basis)

                                     Ending Inventory                           $      -
                                                                               --------------------


PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                                                   $ 32,523
                                                                               --------------------

Payroll taxes due but unpaid                                                    $      -
                                                                               --------------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                            Amount of        Number of      Number of
                                        Date regular         Regular         Payments       Payments
      Name of Creditor/Lessor           payment is due       Payment        Delinquent     Delinquent*
-------------------------------------   --------------      ----------      -----------    ------------

                                                                                           $        -


* Include only post-petition payments


                               OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:    ALLIED PRODUCTS CORPORATION                  CASE NO.: 00 B 28798
              ---------------------------                            ----------


                        FOR MONTH ENDING March 31, 2002
                                         --------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:

                 Beginning month balance                                       $ 13,316,963
                                                                            ------------------------------
                 Add:    sales on account (2)                                  $          -
                                                                            ------------------------------
                 Less:  collections/adjustments                                $    (80,830)
                                                                            ------------------------------
                 End of month balance                                          $ 13,236,133
                                                                            ------------------------------



   0-30 Days               31-60 Days              61-90 Days                Over 90 Days (1)               End of Month
-----------------        ----------------        ----------------           -------------------           ----------------
   $ -                     $ -                     $ -                        $ 13,236,133                  $ 13,236,133
-----------------        ----------------        ----------------           -------------------           ----------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------

                 Beginning of month balance                                     $        -
                                                                            ------------------------------
                 Add: credit extended                                           $  108,079
                                                                            ------------------------------
                 Less: payments of account                                      $ (108,079)
                                                                            ------------------------------

                 End of month balance                                           $        -
                                                                            ------------------------------



   0-30 Days               31-60 Days              61-90 Days                  Over 90 Days                     End of Month
-----------------        ----------------        ----------------           -------------------           ------------------------
   $ -                     $ -                     $ -                         $ -                         $                 -
-----------------        ----------------        ----------------           -------------------           ------------------------


        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:    ALLIED PRODUCTS CORPORATION                  CASE NO.: 00 B 28798
              ---------------------------                            ----------


                        FOR MONTH ENDING March 31, 2002
                                         --------


                                TAX QUESTIONNAIRE
                                -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

                                                                                     ----            ----
             1.         Federal Income Taxes                                Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             2.         FICA withholdings                                   Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             3.         Employee's withholdings                             Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             4.         Employer's FICA                                     Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             5.         Federal Unemployment Taxes                          Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             6.         State Income Tax                                    Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             7.         State Employee withholdings                         Yes       X      No
                                                                                     ----            ----

                                                                                     ----            ----
             8.         All other state taxes                               Yes       X      No
                                                                                     ----            ----


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                            OPERATING REPORT Page 6


--------------------------------------------------------------------------------------------------------------------------------
                                     Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------

                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        --------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                    FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from        22-Feb-02 to      8-Mar-02
                                                                                      -------------    -------------

                                                       Payroll Date                        8-Mar-02
Taxes Reported on                                                                     -------------
form 941, Employer's
Quarterly Federal Tax                 Gross wages paid to employees                                 $                     15,091
Return                                                                                             -----------------------------
                                      Income tax withheld                                           $                      3,444
                                                                                                   -----------------------------

                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                        936
                                                                                                   -----------------------------
                                                       Employee's Soc. Sec                                                   936
                                                                                                   -----------------------------
                                                       Employer's Medicare                                                   219
                                                                                                   -----------------------------
                                                       Employee's Medicare                                                   219
                                                                                                   -----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                      2,309
                                                                                                   -----------------------------

                                      Tax Deposited                                                 $                      5,753
                                                                                                   -----------------------------

                                      Date Deposited                                      Wired To ADP 03/08/02
                                                                                      ------------------------------

--------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                    FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                          -
Annual Federal                                                                                     -----------------------------
Unemployment Tax                      Tax Deposited                                                 $                          -
Return                                                                                             -----------------------------
                                      Date Deposited
                                                                                      ------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------------------------------------------------------
                                ------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                          Wired To ADP 03/08/02        received by: (1)
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
--------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
--------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

1 of 1
Payroll 03.08                  Cat. #43099Z               Form 6123 (rev. 06-97)


--------------------------------------------------------------------------------------------------------------------------------
                                     Department of the Treasury - Internal Revenue Service
(REV. 06-97)                            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------
                                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        --------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                    FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from          9-Mar-02 to    22-Mar-02
                                                                                      --------------   -------------

                                                       Payroll Date                        22-Mar-02
Taxes Reported on                                                                     --------------
form 941, Employer's
Quarterly Federal Tax                 Gross wages paid to employees                                  $                    15,004
Return                                                                                              ----------------------------
                                      Income tax withheld                                            $                     3,420
                                                                                                    ----------------------------

                                      SOCIAL SECURITY  Employer's Soc. Sec.                          $                       930
                                                                                                    ----------------------------
                                                       Employee's Soc. Sec                                                   930
                                                                                                    ----------------------------
                                                       Employer's Medicare                                                   218
                                                                                                    ----------------------------
                                                       Employee's Medicare                                                   218
                                                                                                    ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                     $                     2,296
                                                                                                    ----------------------------

                                      Tax Deposited                                                  $                     5,716
                                                                                                    ----------------------------

                                      Date Deposited                                      Wired To ADP 03/22/02
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                    FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                  to
                                                                                      --------------   -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                  $                         -
Annual Federal                                                                                      ----------------------------
Unemployment Tax                      Tax Deposited                                                  $                        --
Return                                                                                              ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------------------------------------------------------
                                ------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 03/22/02  received by: (1)
--------------------------------------------------------------------------------------------------------------------------------

Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
--------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
--------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

1 of 1
Payroll 03.22                  Cat. #43099Z               Form 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY



I,             RICHARD DREXLER             , acting as the duly authorized agent
   ----------------------------------------

for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures,

statements, disbursement itemizations, and account balances as listed in this

Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                    --------------------------------------------
                                    For the Debtor In Possession (Trustee)

                                    Print or type name and capacity of
                                    person signing this Declaration:

                                               Richard A. Drexler
                                    --------------------------------------------

                                         Chairman, President, CEO and CFO
                                    --------------------------------------------




DATED:
      ------------------------------






                            OPERATING REPORT Page 8